UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 31, 2008

PROSPECT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-145110	26-0508760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida		34109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (239) 254-4481

695 East Main Street, Stamford, Connecticut 06901

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 31, 2008, Prospect Acquisition Corp. (the “Company”) entered into an amendment to its Administrative Services Agreement with LLM Capital Partners LLC (an entity affiliated with Patrick Landers, the Company’s President and one of its directors, “LLM Capital”) and Teleos Management, L.L.C. (an entity affiliated with Daniel Gressel, one of the Company’s directors, “Teleos”) dated July 30, 2007 (the “Amendment”).  The Amendment provides that, effective December 31, 2008, the Company will no longer require (i) the use of the office space provided by Teleos situated at 695 East Main Street, Stamford, Connecticut or (ii) certain of the general and administrative services provided by Teleos and LLM Capital to the Company pursuant to the Administrative Services Agreement.  As a result, effective January 1, 2009 and continuing for the remainder of the Services Period (as that term is defined in the Amendment), (i) the monthly payments to be made by the Company to Teleos under the Administrative Services Agreement will be reduced from $4,500.00 to $4,083.15 and (ii) the monthly payments to be made by the Company to LLM Capital under the Administrative Services Agreement will be reduced from $3,000.00 to $2,722.10.  Teleos will continue to provide certain general and administrative services to the Company and LLM Capital will continue to provide the Company with certain limited office space, as may be required by the Company from time to time, and other general and administrative services.

Additionally, on January 1, 2009, the Company entered into a lease agreement with Professional Suites at the Galleria, Inc. (“Landlord”) under which the Company leases certain office space at 9130 Galleria Court, Suite 318, Naples, Florida that will serve as the Company’s new principal place of business (“Lease Agreement”).  Pursuant to the Lease Agreement, the Company will pay Landlord rent of $630.70 per month through the lease expiration date of November 30, 2009.  The Lease Agreement contains customary terms and conditions for commercial leases of this nature.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Lease Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01.  Other Events.

As indicated by the Amendment and the Lease Agreement, effective January 1, 2009, the Company relocated its principal place of business from 695 East Main Street, Stamford, Connecticut to 9130 Galleria Court, Suite 318, Naples, Florida.

Item 9.01.  Financial Statements and Exhibits.

(a)                                  Exhibits

The following Exhibits are filed herewith:

Exhibit No.	Description

10.1	Amendment to Administrative Services Agreement dated as of December 31, 2008 by and among Prospect Acquisition Corp., LLM Capital Partners, LLC and Teleos Management, L.L.C.
10.2	Lease Agreement dated as of January 1, 2009 by and between Prospect Acquisition Corp. and Professional Suites at the Galleria, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Acquisition Corp.
(Registrant)
Date: January 7, 2009
/s/ James J. Cahill
(Signature)

	Name:	James J. Cahill
	Title:	Chief Financial Officer